Notes Receivable and Allowances for Credit Losses	12 Months Ended
Jul. 31, 2025
Receivables [Abstract]
Notes Receivable and Allowances for Credit Losses

4. Notes Receivable and Allowances for Credit Losses
As of July 31, 2025 and 2024, our notes receivable portfolio consisted of notes receivable held for investment, including term loans to small and mid-market businesses and refund advance loans to consumers, and notes receivable held for sale, including term loans to small and mid-market businesses. We classify notes receivable as held for investment when we have both the intent and ability to hold until maturity or payoff. We classify notes receivable as held for sale when we have the intent and ability to sell substantially all of our rights and interests in a qualified loan to a third-party investor. A note receivable that is initially designated as held for sale or held for investment may be reclassified when our intent for that individual note receivable changes. When a note receivable held for investment is reclassified to held for sale and recorded at the lower of amortized cost or fair value, the related allowance for credit losses for that note receivable is released, and any adjustment to record the loan at the lower of amortized cost or fair value is recorded.

Notes Receivable Held for Investment
Term loans to small and mid-market businesses. We provide financing to small and mid-market businesses via term loans that we originate directly or through an originating bank partner. During the twelve months ended July 31, 2025 and 2024, we purchased term loans from our originating bank partner with principal balances in the amount of $3.5 billion and $1.8 billion, respectively. As of July 31, 2025, we had commitments to purchase $38 million in term loans that were originated on or prior to July 31, 2025.
The term loans are not secured and are recorded at amortized cost, which includes unpaid principal balances, deferred origination costs and fees, and any related discount or premium, net of allowances for credit losses. As of July 31, 2025 and July 31, 2024, the net notes receivable held for investment balance for term loans to small and mid-market businesses was $1.5 billion and $912 million, respectively. The current portion is included in notes receivable held for investment and the long-term portion is included in other assets on our consolidated balance sheets.
We maintain an allowance for credit losses on notes receivable held for investment to reserve for expected credit losses in the notes receivable portfolio. The allowance for credit losses is determined based on our current estimate of expected credit losses, historical credit losses, estimates of recoveries, and future expectations as of each balance sheet date. We evaluate the creditworthiness of our notes receivable portfolio on a pooled basis due to its composition of term loans with similar general credit risk and characteristics. The allowance for credit losses is subjective and requires management estimates, including such factors as known and inherent risks in the notes receivable portfolio, use of historical credit losses to estimate expected credit losses, adverse situations that may affect borrowers' ability to repay, and current and forecasted economic conditions. Expected credit losses are measured based on a credit loss forecasting model and calculated by applying loss curves derived from loan level risk segment and term mixes, aggregated at monthly loan vintages. Loss curves are estimated based on a combination of empirical loss curve data and management judgment. We use empirical data and management judgment to estimate losses for new credit tests or products for which we do not have enough history. The methodologies are updated periodically to reflect factors such as actual term loan performance and changes in assumptions based on the risk characteristics of the notes receivable portfolio. When available information confirms that the specific term loans or portions thereof are uncollectible, identified amounts are charged off against the allowance for credit losses. Term loans are charged off as the contractual principal becomes 120 days past due or meets certain other charge-off policy requirements. Subsequent recoveries of the unpaid principal balance, if any, are credited to the allowance for credit losses. As of July 31, 2025 and July 31, 2024, the allowances for credit losses, amount of charge-offs recorded, and amount of recoveries on term loans to small and mid-market businesses were not material.
We consider a term loan to be delinquent when the payments are one day past due. We place delinquent term loans on nonaccrual status and stop accruing interest revenue. Term loans are returned to accrual status if they are brought current or have performed in accordance with the contractual terms for a reasonable period of time and, in our judgment, will continue to make periodic principal and interest payments as per the contractual terms. Past due amounts were not material for all periods presented.
Refund Advance Loans. Refund advance loans are loans available to eligible TurboTax customers based on a customer's anticipated income tax refund, at no cost to the customer. These loans are repaid from the customer's income tax refund, which is generally received within three to four weeks after acceptance of the customer's income tax return by the Internal Revenue Service (IRS). We partner with a third-party issuing bank to originate the loans and subsequently purchase full participating interests in those loans. The refund advance loans are not secured and are recorded at amortized cost, net of an allowance for credit losses. As of July 31, 2025 and July 31, 2024, the net notes receivable balances for refund advance loans were not material. We maintain an allowance for credit losses to reserve for potentially uncollectible loans. We estimate the allowance for credit losses based on the expected funding of refunds by the IRS using historical trends. When we determine that any amounts are uncollectible, we charge them off against the allowance for credit losses. As of July 31, 2025 and July 31, 2024, the allowances for credit losses on refund advance loans were not material.

Notes Receivable Held for Sale
Term loans to small and mid-market businesses. We have entered into multiple forward flow arrangements with institutional investors that facilitate the sale of participation interests in eligible unsecured term loans. These arrangements have varying terms, with expiration dates ranging from 2027 to 2029. Total sales of term loans during the twelve months ended July 31, 2025 and July 31, 2024 were $543 million and $323 million, respectively. For the twelve months ended July 31, 2025 and July 31, 2024, gains on sales of term loans and servicing income were not material.
Notes receivable held for sale are recorded at the lower of amortized cost or fair value determined on an individual term loan basis. As of July 31, 2025 we held no notes receivable as held for sale. As of July 31, 2024, the balances of notes receivable held for sale was $3 million, and is included in notes receivable held for sale on our consolidated balance sheets.